INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET
10.	Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of patents and licensed software. The following table summarizes the components of acquired intangible asset balances as of:

	December 31,	December 31,
	2020	2019
Patents	$1,347,307	$1,115,004
Licensed software	5,610,459	6,067,218
Software development costs	9,412,638	1,080,020
Less: accumulated amortization	(2,117,829)	(1,503,926)
Intangible assets, net	$14,252,575	$6,758,316

Amortization expenses for the years ended December 31, 2020, 2019 and 2018 amounted to $482,332, $821,203 and $362,355, respectively.

The estimated amortization is as follows:

For the year ended December 31	Estimated amortization expense
2021	$1,634,512
2022	1,634,512
2023	1,634,512
2024	1,634,512
2025	1,634,512
Thereafter	6,080,015
Total	$14,252,575